SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of report (date of earliest event reported):

                                  June 25, 1996
                                  -------------



                             DATAPOINT CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        1-7636                                            74-1605174
- -----------------------                           -------------------------
(Commission File No.)                                  (I.R.S. Employer
                                                       Identification No.)

                     5-7 rue Montalivet 75008, Paris, France
                8400 Datapoint Drive, San Antonio, Texas        78229-8500
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     (Address of Principal Executive Offices)                    (Zip Code)


                               (33-1) 40 07 37 37
                                 (210) 593-7000
                                 --------------
              (Registrant's telephone number, including area code)



                                 not applicable
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          (Former Name of Former Address, if Changed Since Last Report)

























                                Page 1 of 126 Pages

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     (a) On June 25, 1996 (the "Closing Date"), Datapoint Corporation, a Delaware corporation (the "Registrant") completed the sale of substantially all of the assets representing the Registrant's European Automotive Dealer Management Systems. Registrant reported the sale in a press release on June 25, 1996, a copy of which is attached hereto as Exhibit 1. Such sale was completed pursuant to the terms of the Umbrella Acquisition Agreement dated as of May 29, 1996 (the "Umbrella Acquisition Agreement"), a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference, between the Registrant, Kalamazoo Computer Group plc, Company No. 100591, (a company organized under the laws of England) and Kalamazoo Investment plc, Company No. 3156697 (a company organized under the laws of England) (together "Kalamazoo") and pursuant to the terms of the acquisition agreements (the "Acquisition Agreements") and Agreement for the sale of "DARTS" Software referred to immediately below. A copy of the form of Acquisition Agreement entered into by certain of the Registrant's subsidiaries is attached hereto as Exhibit 3 and incorporated herein by reference.

     Pursuant to the terms of the Umbrella Acquisition Agreement, on May 29, 1996, each of Datapoint Belgium N.V., Datapoint Deutschland GmbH, Datapoint Iberica S.A., Datapoint Nederland B.V., Datapoint (Schweiz) Ltd. and Datapoint Svenska AB, all of which are wholly-owned subsidiaries of the Registrant (each of the foregoing together with Datapoint S.A. are sometimes referred to herein individually as a "Subsidiary" and collectively as the "Subsidiaries"), entered into an Agreement with Kalamazoo Investment plc or one of its subsidiaries (the "Purchaser") for the sale and purchase of part of the business and assets of such Subsidiary to the Purchaser. Also on May 29, 1996, the Registrant, the Subsidiaries and Kalamazoo entered into an Agreement for the Sale of "DARTS" Software (the "Darts Transfer Agreement"), a copy of which is attached hereto as
Exhibit 4 and incorporated herein by reference, pursuant to which the Registrant and the Subsidiaries agreed to transfer to Kalamazoo and certain of its subsidiaries all right, title and interest in and to the application software programs comprising the system for use in automobile dealerships and presently known as "DARTS", together with the associated documentation, materials and intellectual property rights related thereto. Except as set forth below or as more particularly described in the agreements attached hereto as exhibits and incorporated herein by this reference, all of the transactions contemplated by the
































                               Page 2 of 126 Pages

Acquisition Agreements and the Darts Transfer Agreement were consummated on the Closing Date.

     On the Closing Date, Datapoint S.A., a subsidiary of the Registrant organized in France, entered into an Acquisition Agreement with a subsidiary of Kalamazoo Computer Group plc. As of the date of this filing, the proceeds of the sale of assets in Belgium are being held in escrow pending the release of certain security interests in such assets. The sale of the assets by Datapoint S.A. in France is currently in the process of being approved by a French tribunal. Both sales are expected to be consummated no later than July 15, 1996.

     The aggregate purchase price for the assets acquired from the Registrant and the Subsidiaries was approximately $33,000,000, which includes the amounts payable with respect to the sales by Datapoint Belguim S.A. and Datapoint S.A. and is before giving effect to certain amounts placed in escrow as provided in the Acquisition Agreements. The aggregate purchase price was determined based upon arms length negotiations among the parties.

Item 7.   Financial Statements, Proforma Financial Information and Exhibits.
          -----------------------------------------------------------------

(b)  Pro Forma Financial Information.
     -------------------------------

     It is impracticable to provide the pro forma financial information required under Item 7(b) as of the required filing date of this Form 8-K. Such required pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable following the completion or termination of the sales in Belgium and France.











































                               Page 3 of 126 Pages

(c)  Exhibits.
     --------

                                                                 Sequentially
Exhibit                                                            Numbered
Number                   Exhibit Title                               Page
- -------                  -------------                           -----------


   1. Press Release issued by the Registrant on June 25, 1996.

   2. Umbrella Acquisition Agreement dated as of May 29, 1996 between Kalamazoo Computer Group plc. and Kalamazoo
          Investment plc. and Datapoint Corporation.

   3. Form of Agreement for the sale and purchase of part of the business and assets of [Datapoint Group Vendor] dated as of May 29, 1996 between Datapoint Group Vendor and Kalamazoo Investment plc.

   4. Agreement for sale of "DARTS" Software dated as of May 29, 1996 between Datapoint Corporation, Datapoint Deutschland Gmbh, Datapoint Belgium S.A., Datapoint Nederland B.V., Datapoint Iberica S.A., Datapoint (Schweiz) Ltd. and Datapoint Svenska AB and Kalamazoo Computer Group plc. and Kalamazoo Investment plc.














































                               Page 4 of 126 Pages

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    July 10, 1996


                                   DATAPOINT CORPORATION
                                   (Registrant)



                                   By:
                                        ------------------------
                                        Gerald N. Agranoff
                                        General Counsel and
                                          Secretary





















































                               Page 5 of 126 Pages

                                 Exhibit Index
                                 -------------

                                                               Sequentially
Exhibit                                                          Numbered
 Number                  Exhibit Title                             Page
- --------                 -------------                          ----------


   1.     Press Release issued by the Registrant on                  7
          June 25, 1996.

   2.     Umbrella Acquisition Agreement dated as                   10
          of May 29, 1996 between Kalamazoo
          Computer Group plc. and Kalamazoo
          Investment plc. and Datapoint Corporation

   3.     Form of Agreement for the sale and purchase               43
          of part of the business and assets
          of [Datapoint Group Vendor] dated as of
          May 29, 1996 between Datapoint Group
          Vendor and Kalamazoo Investment plc

   4.     Agreement for sale of "DARTS" Software                    87
          dated as of May 29, 1996 between Datapoint
          Corporation, Datapoint Deutschland Gmbh,
          Datapoint Belgium S.A., Datapoint Nederland
          B.V., Datapoint Iberica S.A., Datapoint
          (Schmeia) Ltd. and Datapoint Svenska AB and
          Kalamazoo Computer Group plc. and Kalamazoo
          Investment plc.


































                               Page 6 of 126 Pages